EXHIBIT 10.10
STAT #: 21-02-2063
SSN/TAX ID #: 41-1233380
DOC CODE: AAG
NAME: Fixed Agreement
# OF PGS: 18 pgs total
Agency Agreement
Γ    Symetra Life Insurance Company
Γ    American States Life Insurance Company
*Agency is contracted to sell with the selected company(ies) above.
This agreement is executed by the undersigned party (hereinafter called “Agency”), Symetra Life Insurance Company (hereinafter called “Company” on all Symetra Life Insurance Agency Agreement pages) and American States Life Insurance Company (hereinafter called “Company” on all American States Agency Agreement pages). It shall consist of this page and the pages identified by the following form numbers:
This agreement supersedes all previous agreements between Company and Agency covering the lines of insurance referred to in this agreement.
Agency is responsible for ensuring that no business is solicited until the effective date of this agreement.
AUTHORIZED REPRESENTATIVES OF EACH OF THE PARTIES MAY CANCEL OR MODIFY THIS AGREEMENT BY PROVIDING AT LEAST THIRTY (30) DAYS WRITTEN NOTICE PRIOR TO THE EFFECTIVE DATE OF SUCH CHANGE

By

(Agency Principal)	Pat McCormick
Senior Vice President
Symetra Life Insurance Company

Agency Signature Date:

For Symetra Life Insurance Company American States Life Insurance Company

Agency Name:
US Bancorp Investments Inc	Effective Date: 6/1/2005

(To be filled in by Symetra Personnel)
21-02-2063
Symetra Stat Number
P.O. Box 34920
Seattle, WA 98124-1920
LSA-399 09/2004
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
American States Life Insurance Company
TERMS AND CONDITIONS
GENERAL
1.	Values Statement

The Company has a history, tradition and reputation for high ethical standards. It is expected that the Agency will adhere to the Values Statement, will avoid conflicts of interest, and will comply with all applicable laws.

We expect our agents to:
a.	Act with integrity, which includes being honest with customers and Company.

b.	Understand our customers’ financial and insurance objectives and seek to satisfy those objectives with appropriate financial and insurance products and first-rate service.

c.	Provide clear and accurate advertising and sales materials to our customers.

d.	Resolve customers’ complaints and disputes fairly and promptly.

e.	Take appropriate actions, including having adequate supervision, to comply with applicable laws.

f.	Compete actively and fairly so as to provide customers with needed services and products at reasonable prices.
2.	Confidentiality
(a)	Company and Agency acknowledge that each party (as a “Recipient”) may have access to, or (as an “Owner”) may provide to the other party, information and or documentation which the respective party regards as confidential or otherwise of a proprietary nature. Confidential Information includes, but is not limited to, the following, whether now existing or hereafter created:
(i)	all information marked as confidential, privileged or with similar designation or information which the Recipient should, in the exercise of its professional judgment, recognize to be confidential;

(ii)	any and all information about yours and your affiliates employees or consumer customers (“Customers”) of any nature whatsoever including, but not limited to, employees or Customer lists, employee or Customer financial information and the fact of the existence of a relationship, or potential relationship, between you or your affiliates and the respective employees or Customers;

(iii)	all business, financial or technical information of the Owner, including but not limited to information concerning intellectual property or other property protected by rights embodied in copyrights, patents or pending patent applications, “know how”, trade secrets and any intellectual property rights of the Owner;

(iv)	the Owner’s marketing philosophy and objectives, promotions, markets, materials, financial results, technological developments and other similar proprietary information and materials; and

(v)	all documents whether prepared by the Owner, Recipient or others, that contain or otherwise reflect Confidential Information.
Except for Customers’ information as described herein, the term “Confidential Information” shall not include any portion of such information that Recipient can establish by clear and convincing evidence to have been (i) known publicly or become public without breach of this Agreement, (ii) known by the Recipient without any obligation of confidentiality prior to disclosure of such Confidential Information or (iii) received in good faith by the Recipient from a third-party source having the right to disclose such information.

(b)	Recipient agrees now and at all times in the future that all such Confidential Information shall be held in strict confidence and disclosed only to those employees or agents whose duties reasonably require access to such information. Recipient shall protect Confidential Information using the same degree of care, but no loess than a reasonable degree of care, to prevent unauthorized use, disclosure or duplication (except as required for backup systems) of such Confidential Information as Recipient uses to protect its own confidential information.

(c)	Company shall have or establish data security policies and procedures to ensure compliance with the section and that are designed to (i) ensure the security and confidentiality of Customer(s)’ information; (ii) protect against unauthorized access to, disclosure of, or uses of such information; (iii) protect against any anticipated threats or hazards to the security or integrity of such information; and (iv) satisfy the applicable provision of the Gramm-Leach-Bliley Act, as such act is amended from time to time and regulations thereunder and of any federal, state and local privacy laws. Upon reasonable requests from Agency, Company agrees to provide Agency copies of audits and system test results of the systems used for transmitting and/or storing Customer Information.

(d)	if Recipient is required by a court or governmental agency having proper jurisdiction to disclose any Confidential Information, Recipient shall promptly notify Owner so that the Owner may seek an appropriate protection order.

(e)	In the event of any disclosure or loss of, or inability to account for, any of Owner’s Confidential Information, Recipient shall promptly notify Owner.

LSA-391 USB 05/2005	Page 1 of 3

(f)	Recipient may use the Confidential Information only as necessary for its performance hereunder and for no other use. Recipient’s limited right to use Confidential Information shall expire upon expiration or termination of the Agreement for any reason. Recipient’s obligations of confidentiality and non-disclosure shall survive termination or expiration of this Agreement. Upon termination or expiration of the Agreement, Recipient shall return all physical embodiments of Confidential Information to Owner, or may, with Owner’s prior permission, destroy the Confidential Information. Recipient shall provide written certification to Owner of Recipient’s compliance with this section.

(g)	If Recipient is allowed or required to disclose Confidential Information to third parties in the performance of its obligations hereunder, the Recipient shall ensure that such third parties have express obligations of confidentiality and nondisclosure substantially similar to Recipient’s obligation hereunder, with regard to the Confidential Information. Any liability arising out of disclosure by such third party shall be with the Recipient.

(h)	If Recipient, or any of its agents or employees, violates the obligations herein, the parties agree that irreparable damage may result to the Owner, that the Owner’s remedy at law for damages may be inadequate, and that the Owner will be entitled to an injunction to restrain any continuing breach with no bond required, or if a bond is required, only a nominal bond. Notwithstanding any other provision of this Agreement that may limit Recipient’s liability, the Owner shall further be entitled to recover any other rights and remedies that it may have at law or in equity.

(i)	Company agrees on behalf of itself and its affiliates that Customer lists and all nonpublic personal information related to such Customers that are the subject of this Agreement are the property of, and ownership of such shall remain with, Agency and/or its affiliates, as applicable, throughout the term of this Agreement and upon the expiration or termination of this Agreement for any reason. In no event will Company or its affiliates use such Customer information to solicit sales of products or services that Company, its affiliates or any third party may offer contrary to applicable laws and without prior written consent.
3.	Company agrees that during the term of this Agreement and following it’s termination, Company shall not solicit any customer of Agency who purchases any product from the Company under this Agreement , for any additional product or service without Agency’s prior written consent; provided, however, that Company may offer additional products or services to any such customers who become a customer of the Company through another agency relationship.

4.	Status and Authority of Agency
a.	Agency is an independent contractor, not an employee of Company, which has retained its right to exercise exclusive and independent control of its time, energy and skill in the conduct of its business.

b.	Agency is authorized to solicit applications for those life and health insurance products issued by the Company that are listed on the attached agency agreement pages; and to collect initial policy premiums and account deposits, and such other premiums as may be specifically authorized by the Company.
5.	Agency has no authority to:
a.	Make, alter or discharge any policy;

b.	Extend the time for payment of premiums;

c.	Waive or extend any policy provision;

d.	Incur any liability or expense on behalf of Company;

e.	Receive any money due or to become due to Company except initial policy premiums and account deposits and other such premiums as may be specifically authorized by the Company.

f.	Pay any premiums or deposits with an agency check other than initial premiums or initial deposits for products listed on forms LSA-104.
6.	Agency shall promptly submit applications and remit premiums and deposits to Company at its Home Office.

7.	Agency shall be responsible to Company for the fidelity and acts of Agency representatives. Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized to represent the Company.

8.	Agency shall not pay or allow, or offer to allow, as an inducement to any person to insure or enroll, any illegal rebate of premium or other consideration due, or any other inducement not specified in the policy; nor make any misrepresentations or incomplete comparison for the purpose of inducing a policyholder in any other company to lapse, forfeit or surrender insurance.

9.	Agency shall not use any sales material, illustrations or advertisement in which Company is identified, unless the written consent of Company is obtained.

10.	Promptly upon Company’s receipt, but in any event not later than two (2) business days after receipt, of a compliant involving an allegation against any of Agency, its employees, directors, officers or affiliates, Company shall forward a copy of such complaint to the compliance department of Agency. Company shall provide Agency with a name and number of a contact person with its legal or compliance department who can be contacted for information about such complaint. Company agrees that its employees shall work only with Agency’s Compliance department to obtain information with respect to complaints. Furthermore, Company agrees that is shall not settle any complaints or claims on behalf of Agency without Agency’s express written consent.

11.	Without liability to the Agency, the Company may withdraw from doing business in any jurisdiction, and may at its discretion withdraw, substitute, add or change rates on any plan or plans, however Company shall promptly notify Agency of any such changes.

LSA-391 USB 05/2005	Page 2 of 3

12.	Indemnity

(a) Company agrees to indemnify and hold harmless Agency and each of its current and former directors, officers, employees and agents against any and all losses, claims, damages or liabilities joint and several (or actions in respect thereof), to which Agency or such person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on the failure by Company, its directors, officers, employees or agents to comply with the terms of this Agreement, including any unauthorized actions, errors or omissions by its representatives. Company agrees to reimburse Agency and any such indemnified party for any reasonable legal or other expense (including reasonable attorney’s fees) incurred by Agency and/or such indemnified party in connection with investigating or defending any such losses, claims, damages or liabilities or actions. This indemnity obligation will be in addition to any liability that Company may otherwise have.

(b) Agency agrees to indemnify and hold harmless Company and each of its current and former directors, officers, employees and agents against any and all losses, claims, damages or liabilities joint and several (or actions in respect thereof), to which Company or such person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on the failure by Agency, its directors, officers, employees or agents to comply with the terms of this Agreement, including any unauthorized actions, errors or omissions by its representatives. Agency agrees to reimburse Company and any such indemnified party for any reasonable legal or other expense (including reasonable attorney’s fees) incurred by Company and/or such indemnified party in connection with investigating or defending any such losses, claims, damages or liabilities or actions. This indemnity obligation will be in addition to any liability that Agency may otherwise have.
COMPENSATION
1.	The Company may establish a reasonable minimum amount for compensation payments. If the amount due is less than such sum, the balance will be carried forward to the next payment date until the minimum amount is reached.

2.	Undistributed compensation in the hands of Company and its affiliates may be applied at any time to and as an offset on any due and unpaid obligations of Agency to Company and its affiliates.

3.	Neither this Agreement, nor any of the benefits to accrue hereunder, shall be assigned or transferred, either in whole or in part, without prior written consent of the Company; provided, however that Agency may assign this Agreement to a subsidiary or successor in interest without prior consent.

4.	Company at any time, by written notice to Agency may change the compensation allowed under this agreement as to new business effective no earlier than thirty (30) days after the date of such notice.

5.	If Company returns any portion of the premiums on a policy previously issued, Agency will pay to Company the compensation previously received with respect to the returned premiums. In addition, Agency will refund to Company compensation on canceled insurance, and on reductions in premiums, at the same rate as those on which compensation was originally received.
TERMINATION
1.	Commissions, sales fees and service fees payable on premiums and account deposits paid after this agreement has been terminated shall be as specified in the applicable schedules, subject to any offset on any due and unpaid obligation to the Company and affiliates.

2.	This Agreement shall terminate immediately and the Agency shall forfeit any and all compensation accruing hereunder, if any of the following acts are committed by the Agency representatives:
a.	Withholding any property belonging to the Company after demand for its relinquishment has been made by the Company;

b.	Willfully misappropriating funds belonging to the Company;

c.	Committing any other fraudulent act against the Company or its policyholders;

d.	Doing any act which results in having the required license to act as an insurance agent or broker canceled by any state insurance department;

e.	Making any representation or doing any act injuring the business or reputation of the Company.
The failure of either party to enforce any provision of this Agreement shall not constitute a waiver by such party of any such provision. The past waiver of a provision by either party shall not constitute a course of conduct or a waiver in the future of that same provision.

LSA-391 USB 05/2005	Page 3 of 3

Symetra Life Insurance Company
Annuity Base Commission Schedule Terms
Effective: September 1, 2004

Terms
1.	Acceptance of Business

Agency will inform all Agents that no business is to be solicited until the Agent is appointed with Symetra Life Insurance Company (“Company”) according to the applicable state regulations and after the Contract effective date. Commissions are earned on premiums received after the Agent is appointed with the Company.

2.	Products

Symetra Select Annuity, Symetra Secure Annuity, Symetra Preference FP, Symetra Custom Fixed Annuity, and Symetra Advantage Income.

3.	Commissions

Base commissions for premiums will be paid in accordance with the most current Schedule(s) in effect at the time the business is approved by the Company. The right to receive commissions is conditioned on Agency’s satisfactory service to Contractholders and on Agency’s continuing status as servicing agency, as determined by the Company.

Unless pre-approved by the Company, premium is limited to a maximum deposit of $1 million, per product and per policyowner, in any one policy or combination of policies within a 12 month period for the Symetra Annuities products offered in the commission schedule(s). A policy with joint owners is considered to have only one policyowner for purpose of this provision. Company reserves the right to decline any premium submitted without pre-approval. Commission will be paid at the stated commission rate in Payment Schedule, and may be reduced on premium submissions of $1 million or more.

4.	Change of Servicing Agent

Requests for change of servicing agent may be granted if it appears to be in the best interest of the Contractholder and the Company. A change will transfer the right to receive commissions to the new servicing agent. Contracts, for which an agent cannot be located, within a reasonable amount of time, will be converted to Company accounts.

5.	Termination of Agency Agreement

If the Agency Agreement is terminated, Company will continue to pay Agency commissions on continuing premiums paid to existing Contracts subject to the following conditions:
a.	Agency’s satisfactory service, as determined by Company, to Contractholders;

b.	Agency’s continuing status as servicing Agency, as determined by Company; and

c.	Agency can be readily located.
Payment of base commissions will be subject to all terms and conditions of the most current Schedule(s) in effect, regardless of whether such agreement was part of the Agency Agreement at the time of termination.

6.	Availability of Products

New sales to individuals over attained age 85 are not allowed for Symetra Select Annuity, Symetra Secure Annuity, and Symetra Preference FP. New sales to individuals over attained age 90 are not allowed for Symetra Custom Fixed Annuity.

Definitions
1.	Premiums

Continuing premiums are ongoing premiums expected to be paid each Contract year. Single sum premiums are premiums which are not ongoing in nature. They may be transfers from another contract or insurance carrier, including trustee-to-trustee transfers, rollovers, and exchanges, but they do not include internal transfer between Company products.

2.	Attained Age

Attained age is determined as of the date Company receives premium. For products with joint owners, attained age will be determined using the birth date of the older owner. For annuity contracts that are owned by a non-natural person, attained age will be determined using the birth date of the annuitant, or using the birth date of the older annuitant in the case of joint annuitants.

3.	Distribution Charge Period (DCP)

DCP is the time during which distribution charges apply as described in the Contract.

4.	Trail

Trail commission is compensation based on Contract value. Trail will discontinue when Contract value is zero.
PAYMENT OF BASE COMMISSIONS WILL BE SUBJECT TO ALL TERMS AND CONDITIONS OF THE MOST CURRENT SCHEDULE(S) IN EFFECT, REGARDLESS OF WHETHER SUCH AGREEMENT WAS PART OF THE AGENCY AGREEMENT AT THE TIME OF TERMINATION.

Symetra Life Insurance Company
Annuity Trail Commission Terms
Effective: January 1, 2004

Terms
The repayment provisions under Condition A, of the Base Schedule will not apply to trail commissions.
Agency will forfeit all future trail commissions on all Company annuity products issued by Company or any of its affiliates, if Agency engages in systematic replacement of inforce Company annuities written by Agency. Company will notify Agency when it is exercising this right. Systematic replacement has occurred under either of the following conditions:
•	Agency encourages any of its representatives to replace Company annuities written by Agency. This encouragement can be shown by written memos, instructions, sales guides, campaigns, or incentive compensation designed to encourage such replacement; or

•	The aggregate lapse rate in any calendar year for the inforce block of Company annuities written by Agency exceeds [***]. The lapse rate will be calculated by dividing lapses during the calendar year by the average of the inforce account values at the beginning and end of the calendar year. For this purpose, lapses include cash surrenders and tax-free exchanges, but exclude the five categories listed below:
–	Non-commissionable transfers and rollovers between Company products;

–	Death benefit or hospital and nursing home waiver payments;

–	Systematic withdrawals from qualified plans made according to Internal Revenue Code (IRC) Sections 72(t) or 401(a)(9);

–	Systematic withdrawals from non-qualified plans made according to IRC Section 72(q), or which are calculated in the same manner as IRC Section 401(a)(9): or

–	Annuity payments.
PAYMENT OF TRAIL COMMISSIONS WILL BE SUBJECT TO ALL TERMS AND CONDITIONS OF THE MOST
CURRENT SCHEDULE(S) IN EFFECT, REGARDLESS OF WHETHER SUCH AGREEMENT WAS PART OF THE
AGENCY AGREEMENT AT THE TIME OF TERMINATION.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule
Effective: September 1, 2004
Symetra Advantage Income
•	Qualified and Non-qualified contracts

•	Single premium, fixed immediate annuity

•	$10,000 minimum purchase payment

•	Withdrawals from Symetra Advantage Income are not allowed
Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
All premiums - [***]
Conditions
A.	Repayment of Commissions

Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions. Repayments under this schedule will be netted against any commissions owed to Agency by Company with respect to other products offered by Company.

If the commission repayments owed by Agency to Company exceed the commissions payable to Agency, Agency will immediately pay company the commission repayments owed to Company.
1.	Premiums returned to the Contractholder

If benefits have been paid, amount returned to Contractholder will be premium minus benefits paid. Commissions to be repaid to Company will be adjusted accordingly.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN
NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS
SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-603 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

\

Symetra Life Insurance Company
Annuity Base Commission Schedule
Effective: April 1, 2005

Symetra Select Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional premiums of $250 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:

All premiums - [***]

Trail commission will be paid monthly, at an annual rate of [***] basis points beginning immediately.

Conditions
A.	Repayment of Commissions

Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions. Repayments under this schedule will be netted against any commissions owed to Agency by Company with respect to other products offered by Company. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
If the commission repayments owed by Agency to Company exceed the commissions payable to Agency, Agency will immediately pay company the commission repayments owed to Company.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums.

2.	Withdrawals from the Symetra Select Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on premiums, where such premiums are equal to the amount withdrawn.

Provision A.2 will not apply to:
•	Non-commissionable transfers between Company products;

•	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all withdrawal penalties have expired;

•	Death benefit payments or hospital and nursing home waiver payments; or

•	Payments made under a settlement option which are payable for life, or a period of at least-five years.
The repayment provisions under Condition A, will not apply to trail commissions.
B.	Other Transactions

If a Contractholder discontinues annual premiums to one or more Company annuity products and purchases the Symetra Select Annuity, premiums paid to the new product will generate commissions at the trail commission rate only.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN
NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS
SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-606 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule
Effective: April 1, 2005
Symetra Secure Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional premiums of $250 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below base commissions as a percentage of premiums will be paid as follows:
     All premiums -[***]
     Trail commission will be paid once, at an annual rate of [***] basis points in the 5th contract year.

Conditions
A.	Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions. Repayments under this schedule will be netted against any commissions owed to Agency by Company with respect to other products offered by Company. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
If the commission repayments owed by Agency to Company exceed the commissions payable to Agency, Agency will immediately pay company the commission repayments owed to Company.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums.

2.	Withdrawals from the Symetra Secure Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on premiums, where such premiums are equal to the amount withdrawn.
Provision A.2 will not apply to:
•	Non-commissionable transfers between Company products;

•	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all withdrawal penalties have expired;

•	Death benefit payments or hospital and nursing home waiver payments; or

•	Payments made under a settlement option which are payable for life, or a period of at least five years.
     The repayment provisions under Condition A. will not apply to trail commissions.
B.	Other Transactions
If a Contractholder discontinues annual premiums to one or more Company annuity products and purchases the Symetra Secure Annuity, premiums paid to the new product will generate commissions at the trail commission rate only.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-607 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule
Effective: April 1, 2005
Symetra Custom Fixed Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial Premium $10,000 with optional subsequent premium of $1000 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
     All premiums for individuals age:
     85 and under -[***]
     86 through 90 -[***]
Conditions
A.	Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions. Repayments under this schedule will be netted against any commissions owed to Agency by Company with respect to other products offered by Company. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
If the commission repayments owed by Agency to Company exceed the commissions payable to Agency. Agency will immediately pay company the commission repayments owed to Company.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums.

2.	Withdrawals from the Symetra Custom Fixed Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on premiums, where such premiums are equal to the amount withdrawn.

Provision A.2 will not apply to:
•	Non-commissionable transfers between Company products;

•	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all withdrawal penalties have expired;

•	Death benefit payments or hospital and nursing home waiver payments; or

•	Payments made under a settlement option which are payable for life, or a period of at least five years.
The repayment provisions under Condition A. will not apply to trail commissions.
B.	Other Transactions

If a Contractholder discontinues annual premiums to one or more Company annuity products and purchases the Symetra Custom Fixed Annuity, premiums paid to the new product will generate commissions at the trail commission rate only.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-618 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Special Marketing Agreement (SMA) Schedule
Effective: April 1, 2005
Symetra Select Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional premiums of $250 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
All premiums for individuals age 85 and under -[***]
Trail commission does not apply.
Conditions
A.	Repayment of SMA

Agency will repay Company SMA, not to exceed amount paid to Agency in accordance with the repayment provisions of the most current base commission Schedule.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-605 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Special Marketing Agreement (SMA) Schedule
Effective: April 1, 2005
Symetra Secure Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional premiums of $250 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
All premiums for individuals age 85 and under -[***]
Trail commission does not apply.
Conditions
A.	Repayment of SMA

Agency will repay Company SMA, not to exceed amount paid to Agency in accordance with the repayment provisions of the most current base commission Schedule.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-608 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Special Marketing Agreement (SMA) Schedule
Effective: April 1, 2004
Symetra Custom Fixed Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium $10,000 with optional subsequent premiums of $1,000 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
All premiums for individuals age 90 and under -[***]
Trail commission does not apply.
Conditions
A.	Repayment of SMA

Agency will repay Company SMA, not to exceed amount paid to Agency in accordance with the repayment provisions of the most current base commission Schedule.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-619 SCHEDULE.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Compensation Terms and Agency Conditions Endorsement
Financial Institutions
Individual Life Policies
Effective: September 1, 2004
Terms
1.	Commissions are payable on premiums paid to the Company. Basic and Renewal commissions are vested and constitute full compensation to the designated writing agency. The writing agency will be paid all Basis and Renewal Commissions which are calculated according to the Commission Schedule Individual Life Policies Endorsement, Form Number LSA-450 included in this contract. There may be a maximum of two writing agencies per coverage. Basic and renewal commissions for any increase in coverage are paid to the writing agency of that increase. When the balance due is less than a reasonable minimum sum, established by the Company, payments may be paid only as the minimum amount is reached.

2.	To change the writing agency, written consent from the current writing agency must be submitted to the Company’s Home Office. The Company reserves the right through its Home Office to approve any such request and is not bound by such change until approved by the Company’s Home Office. The new writing agency is subject to the provisions in this agreement. The Company assumes no responsibility for the validity of the change of writing agency and the Company is held harmless with regard to any amount paid by it to the new writing agency. Any change of writing agency must comply with all applicable state laws and regulations. For those policies identified in writing as a part of the change in writing agency, the future compensation and all past, present and future obligations are transferred to the new writing agency.

3.	Service fees are payable on premiums paid to the Company. Such Service Fees constitute full compensation to the designated servicing agency. The service fee is calculated according to the Commission Schedule Individual Life Policies Endorsement, Form Number LSA-450 included in this contract. The servicing agency will be paid all the service fees. During the calendar years in which the Servicing Agency receives a minimum of $1,000.00 in first year commission for Individual Life policies service fees will be paid. When the balance due is less than a reasonable minimum sum, established by the Company, payments may be paid only as the minimum amount is reached.

4.	The servicing agency may be designated by the policyowner or by the writing agency at the time of policy issue. Changing to a new servicing agency requires written consent from the policyowner to be submitted to the Company’s Home Office. The Company reserves the right through its Home Office to approve any such request and is not bound by such change until approved by the Company’s Home Office. If the servicing agency is not specifically designated then the writing agency will be the servicing agency.

5.	The Company reserves the right to reduce compensation when the face amount exceeds the sum of the Company’s retention limit plus automatic reinsurance coverage.

6.	In addition to commission payable, the Company may award to the writing agency Annual First Year Premium (AFYP) production credit. AFYP is a measurement of production that is equal to the required first year premium on an annual payment mode. Net AFYP is the production credit Issued by the Company on business written during the calendar year minus the production credited to policies that have lapsed during the year prior to their first renewal.

7.	When a writing agency sells additional insurance riders commissions will be calculated and paid according to the Commission Schedule Individual Life Policies Endorsement, Form Number LSA-450 included in this contract.

8.	If this Agency Agreement is terminated, the commissions payable to the writing agency shall be limited to those payable as first year and renewal commissions at the rate provided in the Commission Schedule Individual Life Policies Endorsement, Form Number LSA-450 in effect on the date of termination.

9.	No Commissions or service fees will be paid with respect to:
a.	Premiums which are waived under the terms of a policy;

b.	Premiums for temporary extra rating for five years or less;

c.	Premiums for a policy which is a conversion of group life or health insurance coverage; and

d.	Premium paid by automatic premium loan.

10.	When a conversion privilege is exercised, and the new policy is dated as of a current date, commissions will be calculated in accordance with the rules of the Company in effect at the time of such conversion. If the Company determines a policy replaces a policy previously issued by the Company on the same insured, the commission payable for the first year of insurance for the new policy will be calculated in accordance with the rules of the Company in effect at the time of such replacement.
Conditions
1.	Agency has no authority to deliver any policy unless the applicant therein is, at the time of delivery, in good health and insurable condition.

2.	Notwithstanding any other provision of this agreement, regarding any policy listed in this agreement’s Commission Schedule Individual Life Policy Endorsement, Agency shall not, to induce any person to insure with Company, pay or allow or offer any illegal rebate of premium or other consideration due and not specified in the policy.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-461 SCHEDULE.
The provisions of this endorsement supersede any provisions of prior LSA-189 endorsements.
Agency is responsible for ensuring that no business is solicited by any representatives until that representative is authorized to represent the Company and this endorsement is in effect.

Symetra Life Insurance Company
Commission Schedule Endorsement
Individual Life Policies
January 1, 2005
Box checked indicates the products to be distributed through this agreement.
☐ Symetra Term Life

Commission
Percentage
10 Yr Level Term	[***]
15 Yr Level Term	[***]
20 Yr Level Term	[***]
30 Yr Level Term	[***]
☐ Successor Single Premium Permanent Life

Ages	Commission Percentage
0 (15 Days) -80 Yrs	[***]
81-85 Yrs	[***]
☐ Symetra Accelerated Universal Life

Life Expense Allowance
Age	Commission Percentage	(Over-ride)	Total Payout
First year
0-65	[***] premium up to 1st Annual Target	[***] of Commission	[***] up to Target
0-65	[***] on Premium over Target	[***] of Commission	[***] of Premium over Target
Renewal
0-65	[***] of Premium	[***] of Commission	[***] of Premium
Service Fee Period	Percentage of Premium
7th & subsequent policy years	[***]	n/a	[***]
•	Life Expense Allowance (over-ride): Paid on Accelerated UL first year and renewal commissions. Over-ride is equal to 50% of the base commission.

•	Term Riders on Accelerated Universal Life – First Year & Renewal Commissions

2nd through 6th policy years	Same Rate as Base Policy

SUPPLEMENTAL BENEFITS	Available With	Commission
Accidental Death Benefit	Term Life, Accelerated Universal Life	Same First-Year Rate as Base Policy
Waiver of Monthly Deduction	Accelerated Universal Life	Same First-Year Rate as Base Policy
Waiver of Premium	Term Life, Accelerated Universal Life	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Term Life, Accelerated Universal Life	[***] of Premium
Not all products are filed in all states. Contact your local SYMETRA office for further information.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-450b SCHEDULE.
The provisions of this endorsement supersede any provisions of prior LSA-104 and LSA-287 endorsements; and any provisions of prior LSA-350 endorsements pertaining to “Commission Schedules”.
Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Individual Life Policies
Life Expense Allowance Endorsement
Effective: January 1, 2005
Qualifications
1.	Symetra Life appointed Agencies will be paid [***] Life Expense Allowance (LEA, also referred to as override) for the remainder of the year in which they are appointed and for the next full calendar year following their appointment.

2.	Agencies appointed for more than one full calendar year will be paid a [***] override for the next full calendar year following the year in which they produce [***] or more Net AFYP as defined below. Otherwise, no override will be paid until meeting the qualification requirement.

3.	Those Agencies with 0% override at the start of a year will be paid retroactively and prospectively the [***] override starting the first of the month following the month in which they produce [***] or more Net AFYP.

4.	Net AFYP will be reviewed monthly for upward override adjustment and annually for downward override adjustment based on the prior full calendar year’s production.
Exclusions
The following Individual Life policies are not eligible for override payment:
1.	Symetra Single Premium Permanent Life Policies.

2.	Flexible Premium Variable Universal Life policies.

3.	Individual Life policies issued to Qualified Pension Plans.

4.	10-Year, 15-Year, 20-Year, and 30-Year Symetra Term Life policies.

5.	Other policies as the Company may designate.
Payment Schedule
Override will be paid on basic first-year and renewal commissions.
Definitions
A.	Annual First Year Premium (AFYP) is a measurement of production that is equal to the required first-year premium on an annual payment mode. Net AFYP is the production credit issued by the Company on business written during the calendar year minus the production credited to policies that have lapsed during the year prior to their first renewal.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-456 SCHEDULE.
The provisions of this endorsement supersede any provisions of prior LSA-107 and LSA-211 endorsements.
Agency is responsible for ensuring that no business is solicited by any representatives until that representative is authorized to represent the Company and this endorsement is in effect.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
American States Life Insurance Company
Annualized Commissions Endorsement
For Financial Institutions
Individual Life Policies
Effective: January 1, 2005
Obligation
1.	Agency agrees to pay Company, on demand, the amount of any advances hereunder then remaining unearned by Agency and/or any sub-Agency supervised by Agency.

2.	As security for repayment, Agency grants Company a security interest in each of the following (hereafter collectively referred to as the “collateral”):
a.	rights to all future commissions due from Company and proceeds from the sale or other disposition of the commissions.
Agency authorizes Company, at any time it deems itself insecure, to receive and retain all such collateral until the advances have been repaid.
3.	Upon termination of Agency Agreement, the commuted value of all future Life and Health commissions, as determined by Company, may at the discretion of Company, be applied to offset advances owned by Agency and/or any sub-Agency supervised by Agency. Upon receiving written notice from Company that such action has been taken, Agency will immediately pay Company the balance of advances remaining unearned by Agency and/or any sub-Agency supervised by Agency.
Exclusions
The following Individual Life policies are not eligible for annualized commission advances:
1.	Symetra’s Flexible Premium Variable Life policies.

2.	Other policies as the Company may designate.
Payment Schedule
Payment
Subject to Company requirements and the requirements of this endorsement, a portion of certain basic first-year commissions may be paid in advance of the date of receipt of premiums on which they are to be computed.
Calculations
1.	The following schedule shall apply in computing the amount of basic first-year commission (including advances) to be paid for eligible policies:

Mode of Payment of First-Year Premium	Basic First-Year Commission (Including Advances)To Be Paid
Semi-Annual	[***] Commission on Minimum Semi-Annual Premium
Quarterly	[***] Commission on Minimum Quarterly Premium
List Bill, Llfeco-Matic, Payroll Deduction, EFT,	[***] Commission on Minimum Monthly Premium
Credit Card & Direct
2.	The Company will advance the lesser of the amount annualized according to the mode of payment listed above, or [***] of basic first-year commission per eligible policy
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO THE DATE OF EFFECTIVENESS OF SUCH CHANGE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE LSA-538 SCHEDULE.
The provisions of this endorsement supersede any provisions of prior LSA-114 and LSA-289 endorsements.
Agency is responsible for ensuring that no business is solicited by any representatives until that representative is authorized to represent the Company and this endorsement is in effect.

Endorsement Effective Date:
Agency Name:
Start Number:
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

AMENDMENT
This Amendment of the Agency Agreement (“Amendment”) is made and entered into by Symetra Life Insurance Company (“Company”) and US Bancorp Investments Inc. ( “Agency”), and is effective as of May 1, 2006.
RECITALS
Company and Agency entered into an Agency Agreement, effective as of April 23, 2003, which has subsequently been modified by various endorsements (the Agency Agreement and the endorsements collectively referred to as the “Agency Agreement”); and
Company and Agency desire to amend the Agency Agreement as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, Company and Agency agree as follows:
1.	Subject to the conditions contained in the Agency Agreement and in this Amendment, Company will pay, in advance, a portion of the anticipated commissions on submitted product applications for eligible policies, in which external transfer of funds to Company is pending, prior to the date of receipt by Company of premiums on which the anticipated commissions are to be calculated.

2.	The amount advanced will be based on the pending funds per applications received by Company during each month, as determined by Company at the end of each month, beginning in May, 2006.

3.	The amount of the advance will be calculated as follows:

Amount pending x applicable product commission rate x [***] = advance amount.

However, Company shall have the right to reduce the [***] level to an [***] level, upon providing 30 days written notice to Agency, if Company determines in its sole discretion that there are significant issues regarding recovery of the advanced commissions based on business received or not received by Company.

4.	The following policies are eligible for advances based on the applicable product commission rate shown:

•	Symetra Select: [***]

•	Symetra Secure: [***]

•	Symetra Custom: [***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

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5.	Amounts advanced will be applied to offset the earned commissions otherwise due to be paid when the actual premiums are received by Company.

6.	If premiums on a case are not received by Company within 90 days after the application has been submitted, Company shall charge back to Agency the amount advanced on such case. Such amount shall be due immediately.

7.	Amounts advanced are unearned and constitute loans by Company to Agency. It is Agency’s obligation to repay Company the amount of any advances then remaining unearned by Agency and/or any sub-agency supervised by Agency, and Agency agrees to pay Company, on demand, the amount of any such advances then remaining unearned. As security for repayment, Agency grants Company a security interest in Agency’s rights to all future compensation due from Company, until the advances have been repaid in full.

8.	Company shall have the right to terminate this Amendment in its sole discretion, upon providing 30 days written notice to Agency. Upon termination of the Agency Agreement, this Amendment will terminate immediately.

9.	Upon termination of the Agency Agreement, the commuted value of all future compensation, as determined by Company in its sole discretion may, in the sole discretion of Company, be applied to offset advances owned by Agency and/or any sub-agency supervised by Agency. Upon receiving written demand from Company, Agency will immediately pay Company the balance of advances remaining unearned by Agency and/or any sub-agency supervised by Agency.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date indicated below.

Symetra Life Insurance Company	US Bancorp Investments Inc.
By:	By:
Scott L. Bartholomaus	Sherri L. Norman
Vice President, Retirement Services	Group Product Manager

Date: 10/3/06	Date: 8/1/06

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